CAPITOL TRANSAMERICA CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 14, 2001


TO  THE  SHAREHOLDERS  OF  CAPITOL  TRANSAMERICA  CORPORATION  (CTC):

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Capitol Transamerica Corporation (CTC) will be held at The Marriott Madison West, 1313 John Q. Hammons Drive, Middleton, WI on Monday, May 14, 2001 with registration at 3:30 p.m. and the meeting at 4:00 p.m. central daylight time for the following purposes:

     1.   To elect two directors for three year terms expiring in the year 2004;

     2. To ratify the selection of Ernst & Young LLP, as the Company's independent auditors for 2001; and

     3. To transact such other business that may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 9, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting or any adjournment thereof.

All shareholders are cordially invited to attend the annual meeting. Whether or not you plan to attend the meeting, the BOARD OF DIRECTORS URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE in the enclosed business reply envelope, which requires no postage if mailed in the United States. You may revoke the proxy at any time prior to its exercise provided that you comply with the procedures set forth in the proxy statement to which this notice is attached. If you attend the annual meeting, you may if you desire, withdraw your proxy at the registration desk and vote in person.

                                             By order of the Board of Directors,



                                             Virgiline  M.  Schulte
                                             Corporate  Secretary

Madison, Wisconsin
April  6,  2001


      IMPORTANT: PLEASE PROMPTLY MAIL YOUR PROXY IN THE ENCLOSED ENVELOPE.
                        THE MEETING DATE IS MAY 14, 2001
      --------------------------------------------------------------------

                        CAPITOL TRANSAMERICA CORPORATION
             4610 University Avenue   Madison, Wisconsin 53705-0900

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 14, 2001

                     SOLICITATION AND REVOCATION OF PROXIES

The accompanying proxy is solicited by the Board of Directors of Capitol Transamerica Corporation to be used at the Annual Meeting of Shareholders to be held on May 14, 2001 or any adjournment thereof. Shares of stock may be voted at the annual meeting only if the shareholder is represented by proxy or is present in person. The proxy procedure is necessary in order to give all shareholders an opportunity to vote, because many of our shareholders will be unable to attend the annual meeting in person. The cost of soliciting proxies will be borne by the Company. When the proxy is properly executed and returned, the shares it represents will be voted at the meeting in accordance with the directions noted thereon. If no choice is specified, the proxy will be voted in accordance with the recommendations of the Board of Directors as set forth herein. Any shareholder returning a proxy has the power to revoke it by written notice to the Secretary of the Corporation at any time before it is voted, by a later dated proxy, or by attending the meeting personally and voting. The Annual Report of the Company is being mailed to all shareholders herewith. The proxy materials were first mailed to all shareholders on or about April 6, 2001.

Capitol  Transamerica  Corporation  is  the  parent company of Capitol Indemnity
Corporation, Capitol Specialty Insurance Corporation and Capitol Facilities Corporation.

                       OUTSTANDING STOCK AND VOTING RIGHTS

As of the close of business on March 9, 2001, there were outstanding and entitled to vote 11,328,034 shares of the Company's common stock. Shareholders of record on March 9, 2001 will be entitled to one vote for each share of common stock held. The Company has no other class of stock outstanding.

                             PRINCIPAL SHAREHOLDERS

The following table sets forth information as of March 9, 2001 with respect to each person or entity known by the Company to be the beneficial owner (as defined by the Securities and Exchange Commission) of more than 5% of the Company's common voting stock:

                                        AMOUNT & NATURE OF   PERCENT
         NAME  AND  ADDRESS            BENEFICIAL OWNERSHIP  OF CLASS
         ------------------            --------------------  --------

         George  A.  Fait  (1)                1,812,853 (1)    14.92%
         3100  Lake  Mendota  Drive
         Madison,  WI  53705

         Robert  E.  Fait                      676,919          5.98%
         1399  Spring  Valley  Road
         Burlington,  WI  53105

         Royce  &  Associates,  Inc.           822,580          7.26%
         1414  Avenue  of  the  Americas
         New  York,  NY  10019

(1) Includes 14,884 shares in a personal Keogh Retirement Plan; 28,578 shares in the Company's ESOP and 9,279 shares in a personal IRA. This total also includes 122,500 shares of stock issuable upon exercise of options granted and outstanding under Capitol Transamerica Corporation's stock option plan which are not included in the percent of class calculation.


                        PROPOSAL 1. ELECTION OF DIRECTORS

As permitted by Wisconsin law, the Board of Directors of the Company is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. This year the terms of a class consisting of two directors expires and it is the intention of the Board of Directors that the shares represented by proxy, unless otherwise indicated thereon, will be voted for the re-election of Larry Burcalow and Michael J. Larson to hold office for a term of three years until the Annual Meeting of Shareholders in 2004. There is no reason to believe that either of the nominees will be unable or unwilling to serve as directors if elected, but if a nominee should be unable or unwilling to serve, the shares represented by management proxies will be voted for the election of such other person for the office of director as the Board of Directors may recommend in place of such nominee.

Information with respect to the nominees and other directors is set forth below:

                                                                                Company's  Common  Stock
NAME, AGE, PRINCIPAL OCCUPATION                                Original Date      Owned as of 3/9/01
AND  PUBLIC  DIRECTORSHIPS  (1)                                 of Election   Shares (2)  Percent of Class (3)
--------------------------                                     -------------  ----------  ----------------
CLASS  OF  2004
(Terms  will  expire  in  2004)

Larry  Burcalow,  Age  59,  Waunakee,  WI;                              1997       7,200            0.05%
Owner  and  President,  Yahara  Materials,  Inc.

Michael  J.  Larson,  Age  59,  Madison,  WI;                           1991       7,821            0.05%
Principal,  Southwestern  Financial  Services.

CLASS  OF  2003
(Terms  will  expire  in  2003)

George  A.  Fait,  Age  74,  Madison,  WI;                              1965   1,812,853           14.92%
Chairman  of  the  Board  and  President  of  the  Company.

Kenneth  P.  Urso,  Age  66,  Madison,  WI;                             1997       9,700            0.08%
Principal,  Urso  Ventures;  Director,  First  Business  Bank.

CLASS  OF  2002
(Terms  will  expire  in  2002)

Paul  J.  Breitnauer,  Age  61,  Madison,  WI;                          1986     153,033            1.35%
Vice  President  and  Treasurer  of  the  Company.

Reinhart  H.  Postweiler,  Age  71,  Madison,  WI;                      1977      32,685            0.27%
Retired,  formerly  with  Flad  Affiliated  Corporation.


                                      -3-

(1) All of the named directors and nominees are also directors of Capitol Indemnity Corporation, Capitol Specialty Insurance Corporation and Capitol Facilities Corporation, subsidiary companies. None of the above directors are related and there are no arrangements or understandings between directors since each is acting solely in their described capacity. There have been no known events during the past five years which are material to the evaluation of the ability or integrity of any director of the Company.

(2) Includes shares of stock issuable upon exercise of options granted and outstanding under Capitol Transamerica Corporation's stock option plans:
     122,500 shares for George A. Fait; 7,800 shares for Paul J. Breitnauer; 1,650 shares each for Michael J. Larson and Reinhart H. Postweiler and
     1,200  shares  each  for  Larry  Burcalow  and  Kenneth  P.  Urso.

(3) Included in the percent of class calculation are 14,884 shares in a personal Keogh Retirement Plan; 28,578 shares in the Company's ESOP and 9,279 shares in a personal IRA for George A. Fait and 11,728 shares in a personal IRA and 8,513 shares in the the Company's ESOP for Paul J. Breitnauer.



                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors held four regular meetings during 2000. Each director attended 100% of the meetings except Michael J. Larson who attended 75% of the meetings.

Responsibilities of the various committees of the Board of Directors are as follows:

The Company has an AUDIT COMMITTEE composed of independent directors for which information regarding the functions performed by the Committee, its membership, and the number of meetings held during the fiscal year, is set forth in the "Report of the Audit Committee," included in this annual proxy statement. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included as Appendix A. The committee consists of Larry Burcalow, Michael J. Larson, Reinhart H. Postweiler and Kenneth P. Urso.

The EXECUTIVE COMMITTEE is empowered by the By-Laws of the Company to act on behalf of the Company during intervals between meetings of the Board of Directors. The Executive Committee also functions as the EXECUTIVE COMPENSATION COMMITTEE, which is responsible for establishing the criteria used to determine the annual compensation of the Chairman of the Board and all other officers of the Company. The Committee consists of Messrs. Fait, Larson and Postweiler. The Executive Committee held four meetings during 2000 in conjunction with the regular Board of Directors meetings.

The INVESTMENT COMMITTEE is responsible for the investment of the Company assets. The Committee consists of Messrs. Burcalow, Fait and Larson. The Investment Committee met four times during 2000 in conjunction with the regular Board of Directors meetings.

The NOMINATING COMMITTEE makes recommendations to the Board of Directors regarding nominees for election as directors. The Committee consists of Messrs. Breitnauer, Postweiler and Urso. This Committee will also consider nominees recommended by shareholders of the Company. Recommendations may be submitted in writing to the Chairman of the Nominating Committee, Mr. Reinhart Postweiler, at the Company's address. The Committee held one meeting during 2000.

The SALE & ACQUISITION COMMITTEE makes recommendations to the Board of Directors concerning any prospective offer to purchase the Company or subsidiaries and/or the possible acquisition of new companies or subsidiaries. The Committee consists of Messrs. Burcalow, Fait, Larson and Urso. The Sale and Acquisition Committee held four meetings during 2000 in conjunction with the regular Board of Directors meetings.

The STOCK OPTION PLAN COMMITTEE is responsible for administering the Company stock option plans. The Committee consists of Messrs. Breitnauer, Fait and Urso. The Stock Option Plan Committee held four meetings during 2000.

                            COMPENSATION OF DIRECTORS

During the 2000 fiscal year Capitol Transamerica Corporation paid director's fees of $1,000 per meeting to each director of Capitol Transamerica Corporation and its wholly-owned subsidiaries, except for directors who were officers of the companies who received no cash compensation for attendance at meetings. A committee fee of $300 is paid to outside directors when meetings are not held in conjunction with the regularly scheduled Board of Directors meetings. For fiscal year 2000 Capitol Transamerica Corporation paid a total of $15,000 in director's fees and each non-employee director received 300 incentive stock options for serving on the boards.

                          REPORT OF THE AUDIT COMMITTEE

The AUDIT COMMITTEE oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held three meetings during fiscal year 2000.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors, Ernst & Young LLP.

                        Kenneth P. Urso, Committee Chair
                        Larry Burcalow, Committee Member
                       Michael J. Larson, Committee Member
                    Reinhart H. Postweiler, Committee Member



                        REPORT ON EXECUTIVE COMPENSATION

The following Summary Compensation Table includes individual compensation information on all Executive Officers earning $100,000 or more in the last three fiscal years. Such table includes all compensation for services rendered in all capacities during the fiscal years ended December 31, 2000, 1999 and 1998 respectively.

                             ANNUAL COMPENSATION         LONG-TERM COMPENSATION
                           ----------------------  --------------------------------
                                                     ALL OTHER
NAME/TITLE                 YEAR   SALARY   BONUS   COMPENSATION       OPTIONS
                                   ($)      ($)       ($)(2)     (# Awarded Shares)
                           ----  -------  -------  ------------  ------------------
George  A.  Fait           2000  350,000  629,782        29,242                -0-
Chairman  of  the  Board   1999  350,000  514,689        20,380            122,500
&  President  (1)          1998  350,000  740,856        17,484             10,000

Paul  J.  Breitnauer       2000  146,350      500        17,766                -0-
Vice  President  &         1999  123,820      500        12,734              9,000
Treasurer                  1998  107,368      500         8,740              5,000

(1) Mr. Fait's bonuses were calculated on the results of the prior year, accrued at year-end, and paid in the first quarter of the following year. The bonus calculation is 5% of the excess of gross profits after a 10% return on beginning shareholders' equity.

(2) Includes net contributions to the Corporation's ESOP of $26,892 in 2000, $18,130 in 1999 and $15,234 in 1998 for George A. Fait, and $15,516 in
     2000, $10,484 in 1999 and $6,490 in 1998 for Paul J. Breitnauer and also $2,250 annually, for each, to the Company's 401(k) Plan.

                      OPTIONS EXERCISED IN LAST FISCAL YEAR

The following table contains information for the Executive Officers listed below concerning the exercise of options during 2000 and the value of unexercised options at year-end for the Corporation's common stock.

                AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR AND FY-END OPTION VALUES
----------------------------------------------------------------------------------------------------------------
                                                            NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED
                                     OPTIONS                 OPTIONS AT 12/31/00        OPTIONS AT 12/31/00
                                     ACQUIRED    VALUE               (#)                        ($)
   NAME                            ON EXERCISE  REALIZED  --------------------------  --------------------------
   ----                                (#)        ($)     EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
                                   -----------  --------  -----------  -------------  -----------  -------------
George  A.  Fait (1)                      -0-        -0-      30,625          91,875       84,219        252,656
Paul  J.  Breitnauer (2)                  600      1,462       1,650           6,750        4,538         18,562

(1)     Based on 12-31-00 market price of $12.43 less base cost of $9.68 for both the exercisable and unexercisable.

(2)     Based on 12-15-00 market price of $12.13 less base cost of $9.68 for the exercised and 12-31-00 market price of $12.43 less base cost of $9.68 for both the  exercisable  and  unexercisable.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

The members of the Corporation's Executive Compensation Committee for 2000 were George A. Fait, Michael J. Larson and Reinhart H. Postweiler. There are no interlocks or insider participation between members of the Executive Compensation Committee.


EXECUTIVE  COMPENSATION  COMMITTEE  REPORT

The Executive Compensation Committee of the Board of Directors is composed of two independent outside directors and George A. Fait, Chairman of the Board and President of the Company. The Committee is responsible for setting and administering the annual compensation of the Chairman of the Board and all other officers of the Company. In 1996 the Committee established a base annual salary of $350,000 for the Chairman of the Board with a bonus based on 5% of the excess of gross profits after a 10% return on beginning shareholders' equity. This plan was confirmed and continued by the Executive Compensation Committee for the calendar year 2000.

                        Executive Compensation Committee
            George A. Fait, Michael J. Larson, Reinhart H. Postweiler

COMPARISON  OF  TEN  YEAR  CUMULATIVE  TOTAL  RETURN
The following graph demonstrates a ten year comparison of cumulative total return for Capitol Transamerica Corporation, the Standard & Poor's 500 Index and the Peer Group Index.

                               TEN-YEAR COMPARISON
                        CUMULATIVE RETURN TO SHAREHOLDERS
             (PRICE APPRECIATION AND THE REINVESTMENT OF DIVIDENDS)

              90    91    92    93    94    95    96    97    98    99    00
             ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
CATA         $100  $242  $192  $227  $229  $313  $483  $510  $454  $250  $316
S&P 500      $100  $130  $140  $155  $157  $215  $265  $353  $454  $549  $499
Peer Group*  $100  $134  $166  $179  $171  $246  $308  $439  $523  $503  $660

*  (P & C Commercial Peer Group)

                               COMPENSATION PLANS

STOCK  OPTION  PLANS

Capitol Transamerica Corporation has a stock option plan which was adopted by the Board at the January 14, 1993 meeting and ratified by shareholders at the 1993 Annual Meeting. This plan replaced the 1981 Incentive Stock Option Plan. The purpose of the Plan is to induce employees to remain in the employ of the Company or its subsidiaries, to attract and retain qualified non-employee directors and to encourage employees, key persons and non-employee directors to secure or increase on reasonable terms their stock ownership in the Company. The Board of the Company believes that the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are primarily responsible for shaping and carrying out the long-range plans of the Company and securing its continued growth and financial success.

The table below summarizes certain information with respect to the Company's stock option plans and sets forth all options exercised during the period January 1, 2000 through March 9, 2001.

                                                      Options             Options
                           Options Awarded (#)     Exercised (#)       Exercised (#)         Options      Options Available
                           1-1-00 to 12-31-00   1-1-00 to 12-31-00   1-1-00 to 3-09-00   Outstanding (#)    For Award (#)
-------------------------  -------------------  -------------------  ------------------  ---------------  ------------------
1993  STOCK  OPTION  PLAN                  -0-                4,640               1,422            2,581                 -0-
1981  INCENTIVE  PLAN                    6,400               15,157                 600          231,752             721,011

All  options under the stock option plans were issued at 100% (except for George
A. Fait at 110%) of the fair market value on the date of grant. The market value on March 9, 2001 of the common stock of CTC was quoted in the over-the-counter quotations of the National Association of Securities Dealers at 13.25 bid and
14.00 ask. There are currently 104 employees and directors that hold stock options.

EMPLOYEE  STOCK  OWNERSHIP  PLAN

An Employee Stock Ownership Plan (ESOP) was adopted in 1988 for the purpose of inducing employees to remain in the employ of the Company, to attract new employees and to provide such employees the opportunity to participate in the ownership of the Corporation. All present and future employees of the Company and its subsidiaries are eligible to participate in accordance with the terms of the Plan. Presently there are 106,061 shares of the company stock in the Plan which have been allocated to those employees who are eligible to participate. There are currently 150 participants in the Plan. The market value of the Plan at year end 2000 was $1,534,680.

EMPLOYEE  401(K)  SAVINGS  PLAN

The Company has an employer sponsored 401(k) Plan for all employees who have been employed by the Company for 12 consecutive months, under which the Company contributes an amount equal to 150% of each participant's eligible contribution for the plan year that does not exceed 6% of compensation and is not greater than $1,500 for each employee and $2,250 for the employer for a maximum combined total of $3,750 for each plan year. The employee may contribute non-matching funds not to exceed 10% of gross annual salary or $10,500, whichever is less. Both the individual participant's contribution and the Company's contribution are non-forfeitable, with no reversion to the Company. Currently there are 144 participants in the Plan.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's stock, to file reports of ownership with the Securities and Exchange Commission (SEC) and the NASDAQ Stock Exchange. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent (10%) beneficial owners were complied with in the year 2000.

             PROPOSAL 2. RATIFICATION OF INDEPENDENT PUBLIC AUDITORS

Subject to ratification by the shareholders, the Board of Directors has reappointed Ernst & Young LLP as independent auditors to audit the financial statements of the company for the current fiscal year. Fees for the last annual audit were $86,100 and audit-related fees were $20,200.

Representatives of the firm Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The Audit Committee and the Board of Directors recommend the shareholders vote "FOR" such ratification.

                              SHAREHOLDER PROPOSALS

The Corporation has not received any shareholder proposals to be considered for presentation at the 2001 Annual Meeting. If a shareholder desires to present a proposal for inclusion in next year's Proxy Statement and to present such proposal at the 2002 Annual Meeting, the shareholder must submit such proposal in writing to Capitol Transamerica Corporation, 4610 University Avenue, Madison, Wisconsin 53705, Attention: Corporate Secretary, not later than December 31, 2001.

                                 OTHER BUSINESS

The meeting is being held for the purposes set forth in the Notice accompanying this Proxy Statement. The Board of Directors of the Company does not know of any other matters which may be presented at the meeting. In the event that any matters other than those referred to in the accompanying Notice properly come before the meeting or any adjournment thereof, it is anticipated that the proxies will be voted according to the best judgment of the person acting by authorization of these proxies.

                                                CAPITOL TRANSAMERICA CORPORATION




                                                Virgiline  M.  Schulte
                                                Corporate  Secretary


April  6,  2001


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                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER


ORGANIZATION

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall be comprised of at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the company. All committee members shall be financially literate, (or shall become financially literate within a reasonable period of time after appointment to the committee,) and at least one member shall have accounting or related financial management expertise.

STATEMENT  OF  POLICY

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the company and the power to retain outside counsel or other experts for this purpose.

RESPONSIBILITIES  AND  PROCESSES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.


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The  following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate:

(a) The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

(b) The committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

(c) The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee
                 ---------------------------------------------------------------
     for  the purposes  of  this  review.
     ------------------------------------

(d) The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

(e) The committee shall review and reassess this charter annually and obtain the approval of the board of directors.


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